Exhibit 99.1

IREN Secures $9.7bn AI Cloud Contract with Microsoft

NEW YORK, November 3, 2025 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) (“IREN”) today announced it has signed a multi-year GPU cloud services contract with Microsoft.

Under the agreement, IREN will provide Microsoft with access to NVIDIA GB300 GPUs over a five-year term, with a total contract value of approximately $9.7 billion, including a 20% prepayment. IREN has also entered into an agreement with Dell Technologies to purchase the GPUs and ancillary equipment for approximately $5.8 billion.1

The GPUs are expected to be deployed in phases through 2026 at IREN’s 750MW Childress, Texas campus, in conjunction with the delivery of new liquid-cooled data centers that will collectively support 200MW of critical IT load (Horizon 1–4).

IREN expects to fund the capital expenditures associated with the contract through a combination of existing cash, customer prepayments, operating cashflows and additional financing initiatives.

Daniel Roberts, Co-Founder & Co-CEO of IREN, commented:

“We’re proud to announce this milestone partnership with Microsoft, highlighting the strength and scalability of our vertically integrated AI Cloud platform.

This agreement not only validates IREN’s position as a trusted provider of AI Cloud services, but also opens access to a new customer segment among global hyperscalers.

It marks another major step forward for IREN as we continue to expand large-scale GPU deployments across our 3GW secured power portfolio in North America, reinforcing our position as a leading AI Cloud Service Provider.”

Jonathan Tinter, President, Business Development and Ventures at Microsoft, commented:

“Together with IREN, Microsoft is delivering cutting-edge AI infrastructure for our customers.

IREN’s expertise in building and operating a fully integrated AI cloud — from data centers to GPU stack — combined with their secured power capacity makes them a strategic partner.

This collaboration unlocks new growth opportunities for both companies and the customers we serve.”

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About IREN

IREN is a leading AI Cloud Service Provider, delivering large-scale GPU clusters for AI training and inference. IREN’s vertically integrated platform is underpinned by its expansive portfolio of grid-connected land and data centers in renewable-rich regions across the U.S. and Canada.

Contacts

Media Megan Boles Aircover Communications +1 562 537 7131 megan.boles@aircoverpr.com Jon Snowball Sodali & Co +61 477 946 068 +61 423 136 761	Investors Mike Power IREN mike.power@iren.com

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Assumptions and Notes

1.	Includes deployment services, servers, InfiniBand, cabling, software and licensing costs.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, revenue targets and trends we expect to affect our business. These statements often include words such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled”. Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team in connection with this news release.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to differ materially from any future results performance or achievements expressed or implied by the forward-looking statements, including IREN’s ability to successfully execute on its growth strategies and operating plans, achieve its targeted annualized AI Cloud revenue, continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing solutions (including the market for cloud services and potential colocation services, along with other important factors discussed under the caption “Risk Factors” in IREN’s Annual Report on Form 10-K, filed with Securities and Exchange Commission (the “SEC”) on August 28, 2025 and our other filings with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement included in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

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